                                    SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549

                                                 Form 8-K

                             Current Report Pursuant to Section 13 or 15(d) of
                                    The Securities Exchange Act of 1934

                      Date of Report (date of earliest event reported): May 12, 2005

                                                MAXXAM INC.
                          (Exact name of Registrant as specified in its Charter)

                                                 Delaware
                              (State or other jurisdiction of incorporation)

                                                  1-3924
                                         (Commission File Number)

                                                95-2078752
                                  (I.R.S. Employer Identification Number)

       5847 San Felipe, Suite 2600                            77057
              Houston, Texas                               (Zip Code)
 (Address of Principal Executive Offices)

   Registrant's telephone number, including area code: (713) 975-7600

Item 2.02.  Results of Operations and Financial Condition.

     Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on May 12, 2005, regarding its 2005 first quarter results.

                                                SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                 MAXXAM Inc.
                                                 (Registrant)

Date: May 12, 2005                  By:   /s/ Bernard L. Birkel
                                         _______________________________________
                                              Bernard L. Birkel
                                   Secretary and Senior Assistant General Counsel

                                        EXHIBIT INDEX

Exhibit 99.1: Earnings Release issued on May 12, 2005